UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 17, 2015
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NOVATEL WIRELESS, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	000-31659	86-0824673
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer identification number)
9645 Scranton Road
San Diego, California 92121
(Address of principal executive offices) (Zip Code)

(858) 812-3400
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.
On November 17, 2015, Novatel Wireless, Inc., a Delaware corporation (the “Company”), Enfora, Inc., a Delaware corporation (“Enfora”), and Feeney Wireless, LLC, an Oregon limited liability company (“FW” and, together with the Company and Enfora, the “Borrowers”), R.E.R. Enterprises, Inc., an Oregon corporation (“RER”), and Feeney Wireless IC-DISC, Inc., a Delaware corporation (“IC-DISC” and, together with RER, the “Guarantors”), entered into a Sixth Amendment to Credit and Security Agreement (the “Amendment”) with Wells Fargo Bank, National Association (the “Lender”). The Amendment amends that certain Credit and Security Agreement, dated as of October 31, 2014 (as amended, modified and supplemented from time to time, the “Credit Agreement”), among the Company, the Borrowers, the Guarantors and the Lender, to increase the maximum amount available under the Company’s five-year senior secured revolving credit facility (the “Revolver”) to $48 million.
The Company may borrow funds under the Revolver with interest payable monthly at a base rate determined by using the daily three month LIBOR rate, plus an applicable margin of 3.00% to 3.50% depending on the Company's liquidity as determined on the last day of each calendar month. Except as amended by the Amendment, the remainder of the Credit Agreement, including all other terms, conditions and financial and other covenants, remains in full force and effect.
The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and the terms of which are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 in its entirety.

Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits.

10.1
Sixth Amendment to Credit and Security Agreement, dated as of November 17, 2015, by and among Novatel Wireless, Inc., Enfora, Inc. and Feeney Wireless, as Borrowers, R.E.R. Enterprises, Inc. and Feeney Wireless IC-DISC, Inc., as Guarantors, and Wells Fargo Bank, National Association, as Lender.

99.1	Press Release, dated November 17, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novatel Wireless, Inc.

By:	/s/ Lance Bridges
Lance Bridges
Senior Vice President, General Counsel and Secretary

Date: November 18, 2015